UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549
                         FORM 8-K

                      CURRENT REPORT
               Pursuant to Section 13 OR 15(d) of
              The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 27, 2005

             Clancy Systems International, Inc
(Exact name of registrant as specified in its charter)

     Colorado                   33-4882-D           84-1027964
(State or other jurisdiction    (Commission     (IRS Employer
     of incorporation)           File Number)    Identification
                                                 Number)

2250  S. Oneida #308, Denver, Colorado               80224

(Address of principal executive offices)           (zip code)


   Registrant's telephone number including area code (303) 753-0197

Check the appropriate box below if the Form 8-K filing is intended to simultaneouslysatisfying the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below:)
 [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD

          On January 27, 2005 we issued a press release announcing that we signed a letter of intent to acquire Meter Tek LLC. A copy of the press release is attached with this report as exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

	(c)	Exhibits

            99 January 27, 2005 press release announcing letter of intent with Meter Tek LLC.

   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Clancy Systems International, Inc.
                                                        Registrant

January 27, 2005                   /s/ Stanley J. Wolfson
                                             Name: Stanley J. Wolfson
                                             Title:  President, Chief Executive
                                                       Officer